                                                                   Exhibit 10.11

                                                                  EXECUTION COPY

================================================================================

                              CAKEWALK BRE LLC, as
                                     Issuer

                    ENTERTAINMENT FINANCE INTERNATIONAL, LLC,
                                    as Lender

                                       and

                       RZO CORPORATE ADMINISTRATION, INC.,
                                   as Servicer

                                    INDENTURE
                            Dated as of June 29, 1999

                                   $5,500,000
                       10.09% SENIOR ROYALTY-BACKED NOTES

================================================================================

                                TABLE OF CONTENTS

 ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION ....... 3

    Section 1.1. Definitions .............................................. 3

    Section 1.2. Acts Of Noteholders ...................................... 3

    Section 1.3. Notices, etc. to Lender and Issuer ....................... 4

    Section 1.4. Notices to Lender; Waiver ................................ 5

    Section 1.5. Effect of Headings and Table of Contents ................. 5

    Section 1.6. Successors and Assigns ................................... 5

    Section 1.7. Severability ............................................. 5

    Section 1.8. Benefits of Indenture .................................... 5

    Section 1.9. Governing Law ............................................ 6

    Section 1.10. Counterparts ............................................ 6

    Section 1.11. Consents ................................................ 6

ARTICLE II. NOTE FORN ..................................................... 6

    Section 2.1. Form Generally ........................................... 6

    Section 2.2. Form of Note ............................................. 6

ARTICLE III. THE NOTES ....................................................10

    Section 3.1. Designation of Notes; Certain Related Provisions .........10

    Section 3.2. Denominations ............................................10

    Section 3.3. Execution, Delivery and Dating ...........................10

    Section 3.4. Registration, Registration of Transfer and Exchange ......11

    Section 3.5. Limitation on Transfer and Exchange ......................12

    Section 3.6. Mutilated, Destroyed, Lost or Stolen Notes ...............12

    Section 3.7. Payment of Principal and Interest ........................13

    Section 3.8.  Persons Deemed Owners ...................................14

    Section 3.9. Cancellation .............................................14

ARTICLE IV. DELIVERY OF THE NOTES .........................................14

    Section 4.1. General Provisions .......................................14

    Section 4.2.  Security for Notes ......................................15

ARTICLE V.  SATISFACTION AND DISCHARGE ....................................15

    Section 5.1. Satisfaction and Discharge of Indenture ..................15

    Section 5.2. Application of Trust Money ...............................16

    Section 5.3. Discharge of Security Interest ...........................16

ARTICLE VI. REMEDIES ......................................................17

    Section 6.1. Events of Default ........................................17

    Section 6.2. Acceleration of Maturity, Rescission and Annulment .......18

    Section 6.3. Remedies .................................................19

    Section 6.4. Lender May File Claim ....................................20

    Section 6.5. Lender May Enforce Claims without Possession of Notes ....21

    Section 6.6. Allocation of Money Collected ............................21

    Section 6.7. Unconditional Right of Lender to Receive Principal and
                       Interest ...........................................22

   Section  6.8. Restoration of Rights and Remedies .......................22

   Section  6.9. Rights and Remedies Cumulative ...........................22

   Section  6.10. Delay or Omission Not Waiver ............................23

   Section  6.11. Waiver of Past Defaults .................................23

   Section  6.12. Undertaking for Costs ...................................23

   Section  6.13. Waiver of Stay or Extension Laws ........................23

   Section  6.14. Sale of Collateral ......................................24

   Section  6.15. Action on Notes .........................................25

   Section  6.16. Issuer Bankruptcy .......................................25

ARTICLE VII. [INTENTIONALLY OMITTED] ......................................25

ARTICLE VIII. CONSOLIDATION AND MERGER ....................................25

    Section 8.1. Issuer May Not Consolidate, etc ..........................25

ARTICLE IX. SUPPLEMENTAL INDENTURES .......................................25

    Section 9.1. Supplemental Indentures Only with Consent of Noteholders .25

    Section 9.2. Execution of Supplemental Indentures .....................26

    Section 9.3. Effect of Supplemental Indentures ........................27

    Section 9.4. Reference in Notes to Supplemental Indenture .............27

    Section 9.5. Solicitation of Holders of Notes .........................27

ARTICLE X. REDEMPTION OF NOTES ............................................28

    Section 10.1. Redemption at the Option of the Issuer; Election
                  To Redeem ...............................................28

    Section 10.2. Notice of Redemption by the Issuer ......................28

    Section 10.3. Deposit of the Redemption Price .........................28

    Section 10.4. Notes Payable on Redemption Date ........................29

    Section 10.5. Matching Right ..........................................29

ARTICLE XI. REPRESENTATIONS, WARRANTIES AND COVENANTS .....................30

    Section 11.1. Payment of Principal and Interest .......................30

    Section 11.2. Maintenance of Office or Agency .........................30

    Section 11.3. Money for Note Payments To Be Held in Trust .............30

    Section 11.4. Co-Existence ............................................31

    Section 11.5. Protection of Collateral ................................31

    Section 11.6. Annual Opinion as to Collateral .........................32

    Section 11.7. Negative Covenants ......................................32

    Section 11.8. Statement as to Compliance ..............................33

    Section 11.9. Investment Company Act ..................................34

    Section 11.10. Limited Purpose ........................................34

    Section 11.11. Issuer Ownership .......................................34

    Section 11.12. Nonconsolidation .......................................34

    Section 11.13. Enforcement of Transaction Documents ...................35

    Section 11.14. Representations and Warranties .........................35

   Section 11.15. Gross Receipts ..........................................41

   Section 11.16. Submission to Jurisdiction ..............................41

ARTICLE XII. ACCOUNTS, ACCOUNTINGS AND RELEASES ...........................41

   Section 12.1. Collection of Money ......................................41

   Section 12.2. Accounts .................................................41

   Section 12.3. Repurchase of Collateral .................................43

   Section 12.4. Collateral ...............................................44

   Section 12.5. Opinion of Counsel .......................................44

ARTICLE XIII. APPLICATION OF MONIES .......................................45

   Section 13.1. Disbursements of Monies out of Collection Account ........45

   Section 13.2. Disbursement of Monies out of Reserve Fund ...............46

   Section 13.3. Eligible Investments .....................................46

   Section 13.4. Improper Payments ........................................47

   Section 13.5. Third Party Beneficiaries ................................47

APPENDIX A Standard Definitions

EXHIBIT A  Form of Assignment of Note

EXHIBIT B  Form of Investment Letter

EXHIBIT C  Form of Rule 144A Representation Letter

EXHIBIT D  Substitute Form W-9

            This INDENTURE (as amended from time to time as permitted hereby, the "Indenture") is dated as of June 29, 1999, and is by and among CAKEWALK BRE LLC, a New York limited liability company (together with its permitted successors and assigns, the "Issuer"), Entertainment Finance International, LLC, a Delaware limited liability Company, as lender (together with its permitted successors and assigns, the "Lender") and RZO Corporate Administration, Inc., a New Jersey Corporation (together with its permitted successors and assigns, the "Servicer").

                              PRELIMINARY STATEMENT

            The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of a single class of Royalty-Backed Notes (as the same may be amended pursuant to the terms hereof, the "Notes")

            The following table sets forth the designation, type, Note Interest Rate and aggregate Initial Note Principal Balance for the Notes.

                                                          Initial
                                         Note              Note
                      Type            Interest           Principal
                      ----              Rate              Balance
                                        ----              -------
                      Senior            10.09%          $5,500,000

            All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer is entering into this Indenture, and the Lender is accepting the Grant created hereby on behalf of itself and any subsequent Holder of Notes, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

                                GRANTING CLAUSES

            The Issuer hereby Grants to the Holders of the Notes a lien upon and a security interest in all of the Issuer's right, title and interest (but none of the obligations) in and to the following (collectively, the "Collateral"), subject, however, in each case, to any applicable Impositions on Rights:

            (a) the Issuer's entire worldwide right, title and interest in and to any and all of the Assets, whether such rights were acquired by the Issuer under Section 4 or under Section 15 of the Capital Contribution Agreement;

            (b) all cash, securities, instruments and other property held from time to time in the Collection Account or the Reserve Fund or otherwise transferred to the Lender hereunder;

            (c) the Contribution Agreement, the Management Agreement and any other material agreements to which the Issuer is a party, including, without limitation, bills of sale, in each case as the same may be modified, amended, supplemented or restated from time to time;

            (d) all books and records concerning the foregoing property (including without limitation all tapes, disks and related items containing any such information);

            (e) all other assets of the Issuer of any kind or nature whether now owned or hereafter acquired; and

            (f) all proceeds of the foregoing of any nature whatsoever, including without limitation proceeds and the conversion, voluntary or involuntary, of any thereof.

            Such Grants are only made, however, in trust, solely to secure (i) the Notes equally and ratably without prejudice, priority or distinction among the Notes by reason of difference in time of delivery or otherwise, (ii) the payment of all other sums payable under this Indenture, and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

            It is expressly agreed that anything herein contained to the contrary notwithstanding, the Issuer shall not, other than as required by applicable law, be released from any of its obligations under any of the Collateral, and the Lender shall have no obligation or liability under any Collateral by reason of or arising out of the assignment hereunder, nor shall the Lender be required or obligated in any manner to perform or fulfill any obligations of the Issuer under or pursuant to any of the Collateral or such other documents or to make any payment, subject, however, to any applicable Imposition on Rights, or to make any inquiry as to the nature or sufficiency of any payment received by them, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

            The Issuer does hereby warrant and represent that (i) except for Impositions on Rights, it has not permitted and hereby covenants that it will not permit the creation of any lien other than the lien of this Indenture with respect to any part of the Collateral, so long as this Indenture shall remain in effect, to anyone other than the Lender, and that it will not, except as provided in this Indenture and the Management Agreement, without the prior written consent of the Lender, enter into any agreement amending or supplementing any of the Collateral, execute or grant any waiver or modification of, or consent under, the terms of any of the Collateral, settle or compromise any claim arising under any of the Collateral or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Collateral, to arbitration thereunder, and (ii) the representations and warranties of the Issuer contained in this Indenture are true and correct.

            The Lender acknowledges such Grant, and accepts the same in accordance with the provisions of this Indenture.

            The Lender agrees to maintain in its possession each item of Collateral constituting an instrument or chattel paper under the UCC delivered to it unless and until such item of Collateral is released from the lien hereof pursuant to Article V hereof.

            All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                   ARTICLE I.
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

            Section 1.1. Definitions

            (a) Except as otherwise expressly provided herein or unless the context otherwise requires, the capitalized terms used in the Indenture shall have the respective meanings specified in the Standard Definitions set forth as Appendix A hereto, which is incorporated herein by this reference. The definitions of such terms are equally applicable both to the singular and plural forms of such terms.

            (b) All references in this instrument to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed or if amended or supplemented, as so amended and supplemented. The words herein, "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

            (c) All calculations of interest are determined on the basis of a 360 day year of twelve 30-day months.

            Section 1.2. Acts Of Noteholders

            (a) If, at any time, there is more than one Holder of the Notes, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Holders of 51% of the Note Principal Balance of Notes Outstanding may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered where it is herein expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Holders and the Issuer, if made in the manner provided in this Section 1.2.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Lender reasonably deems sufficient.

            (c) The ownership of Notes shall be proved by the Note Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

            Section 1.3. Notices, etc. to Lender and Issuer

            Except as otherwise provided, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

                  (l) the Lender by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Servicer at the Servicer's Office; or

                  (2) the Issuer by the Servicer or the Lender shall be
            sufficient for every purpose hereunder if in writing and mailed, registered mail return receipt requested or by overnight courier or hand delivery, to the Issuer addressed to it at 250 West 57th Street, New York, New York 10107, attention: Robert Miller, with a copy to Baer Marks & Upham LLP, 805 Third Avenue, New York, New York 10022, attention: Michael Blumenthal, Esq. or at any other address previously furnished in writing to the Servicer or the Lender by the Issuer.

            Section 1.4. Notices to Lender; Waiver

            Where this Indenture provides for notice to Lender of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and by registered mail return receipt requested or by overnight courier or hand delivery, to the Lender, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any notice which is mailed in the manner herein provided shall be deemed effective upon receipt or refusal.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Lender shall be filed with the Servicer, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Lender when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Servicer shall be deemed to be a sufficient giving of such notice.

            Section 1.5. Effect of Headings and Table of Contents

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 1.6. Successors and Assigns

            All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

            Section 1.7. Severability

            In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 1.8. Benefits of Indenture

            Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, and any of their successors hereunder and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 1.9. Governing Law

            This Indenture and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

            Section 1.10. Counterparts

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            Section 1.11. Consents

            Any consent of any of the parties hereto required pursuant to this Agreement shall not be unreasonably withheld or delayed.

                                   ARTICLE II.

                                    NOTE FORM

            Section 2.1. Form Generally

            The Notes shall be in substantially the form set forth in Section
2.2 with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

            Section 2.2. Form of Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THE SECURITIES ACT (INCLUDING TRANSFER MADE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT) AND APPLICABLE STATE SECURITIES LAWS.

THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE

AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE NOTE REGISTRAR NAMED HEREIN OR ITS SUCCESSOR.

No. [     ]                                        Initial Note Principal
                                                   Balance of the
                                                   Notes: $5,500,000
Senior
                                                   Initial Note Principal
                                                   Balance of this Note:
                                                   $5,500,000

                           10.09% ROYALTY-BACKED NOTE

                            ISSUE DATE: June 29, 1999

                          MATURITY DATE: June 15, 2009

             CAKEWALK BRE LLC, a limited liability company duly organized and existing under the laws of the State of New York (the "Issuer," which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to ENTERTAINMENT FINANCE INTERNATIONAL, LLC, or registered assigns (the "Lender"), the principal sum of FIVE MILLION FIVE HUNDRED THOUSAND Dollars ($5,500,000) payable in (i) a payment of interest only accrued from the Closing Date to, but not including, July 15, 1999 (the "Initial Payment Date"), payable on the Initial Payment Date, (ii) eleven (11) monthly payments of interest only commencing on August 15, 1999 and continuing on the tenth day of each month thereafter to and including June 15, 2000, (iii) thereafter, one hundred seven (107) equal monthly installments of principal and interest in the amount of $77,701.07, in each case in the manner set forth in the Indenture beginning on July 15, 2000, and continuing on the 15th day of each month thereafter to and including May 15, 2009 and (iv) on June 15, 2009, a final installment of principal and interest sufficient in amount to repay the entire unpaid principal balance of this Note; except that if any such 15th day is not a Business Day, the Business Day immediately following (each a "Payment Date"). This Note shall bear interest on the outstanding unpaid principal balance at the rate of 10.09% per annum, determined on the basis of a 360 day year of twelve 30-day months; provided, however, that interest on any amount of principal or interest that is not timely paid when due shall accrue interest until paid at the rate equal to 2.50% in excess of the rate set forth above; and, provided further, that if a Default shall have occurred under, and as defined in, the Indenture, interest shall accrue from that time forward at the Default Rate until such Default is cured. The interest and principal so payable on any Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this
Note is registered in the Note Register on the Record Date for such Payment Date which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day)

            The principal of and interest on this Note are payable by check payable to the Person whose name appears as the Registered Holder of this Note on the Note Register on the Record Date for the Payment Date, or, under circumstances specified in the Indenture, by wire transfer in immediately available funds to the account specified in writing by such Registered Holder at least ten (1O) Business Days prior thereto or as otherwise provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered shall be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated as such by the Issuer for such purpose pursuant to the Indenture.

            This Note is one of a duly authorized issue of Notes of the Issuer designated as its Royalty-Backed Notes (herein called the "Notes") issued under an Indenture, dated as of June 29, 1999 (herein called the "Indenture"), between the Issuer, Entertainment Finance International, LLC, as lender (the "Lender") and RZO Corporate Administration, Inc., as servicer (the "Servicer"), to which Indenture reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Lender, the Servicer and the Holders of the Notes, and the terms upon which the Notes are, and are to be, delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. Certain provisions of the Indenture are described in this Note. The Note shall govern in the event that the provisions of the Indenture are inconsistent herewith.

            As provided in the Indenture, the Notes are secured by, among other things, certain royalty payments and related assets having an Investment Value (as defined in the Indenture) in excess of 100% of the Initial Note Principal Balance of the Notes and by certain other collateral (the "Collateral") described in the Indenture. The Notes are equally and ratably secured by the Collateral pledged therefor to the extent provided by the Indenture.

            Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture and are not redeemable or prepayable at the option of the Issuer before such time except that the Notes shall be redeemable at the option of the Issuer in whole, but not in part, on any Payment Date. The Notes shall be redeemed at a redemption price equal to the aggregate Outstanding Note Principal Balance thereof, plus accrued interest thereon through the redemption date, plus any applicable premium payable thereon pursuant to this Indenture. If an Event of Default (as defined in the Indenture) shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Servicer in the United States of America, duly endorsed by, or accompanied by a written instrument of transfer in form and content satisfactory to the Issuer and the Servicer duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate Initial Note Principal Balance, shall be issued to the designated transferee or transferees.

            Prior to due presentment for registration of transfer of this Note, the Issuer, the Servicer and any agent of the Issuer or the Servicer may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuer, the Servicer, nor any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Lender. The Indenture also contains provisions permitting the Lender to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults and their consequences under the Indenture. Any such consent or waiver by the Lender shall be conclusive and binding upon the Lender and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

            The Notes are issuable only in registered form without coupons in such authorized denominations as provided in the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for Notes of a like Initial Note Principal Balance of a different authorized denomination, as requested by the Holder surrendering same.

            This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of laws rules.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with the Indenture at the times, place and rate, and in the coin or currency, herein prescribed.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its President or a Vice President.

                              By:   CAKEWALK BRE LLC


                              By: ___________________
                                  Name:  Robert Miller
                                  Title: Chief Executive
                                         Officer and President

                                  ARTICLE III.
                                    THE NOTES

            Section 3.1. Designation of Notes; Certain Related Provisions

            The Notes shall be designated generally as the "Royalty-Backed Notes" of the Issuer.

            The Maturity Date of the Notes shall be June 15, 2009.

            The aggregate Initial Note Principal Balance of the Notes that may be delivered hereunder is limited to $5,500,000, except for Notes delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes, pursuant to Sections 3.4, 3.6 or 9.4 hereof.

            Section 3.2. Denominations

            The Notes are available in a minimum denomination of $1,000,000 and integral multiples of $100,000 in excess thereof.

            Section 3.3. Execution, Delivery and Dating

            The Notes shall be executed on behalf of the Issuer by the President or one of its Vice Presidents which may be in facsimile form or otherwise reproduced thereon and attested by its Secretary or one of the Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile. The Notes may be printed, lithographed, typewritten, mimeographed or otherwise produced.

            Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Notes or did not hold such offices at the date of delivery of such Notes.

            Each Note shall bear on its face the Issue Date and be dated as of the date of its delivery.

            Section 3.4. Registration, Registration of Transfer and Exchange

            The Servicer is hereby appointed as registrar of the Notes (the "Note Registrar") and the agent of the Issuer for transfer of the Notes (the "Transfer Agent"). The Lender is hereby appointed as the agent of the Issuer for the payment of the Notes (the "Paying Agent"). The Servicer and the Lender each accept such appointments. The Servicer in its capacity as the Note Registrar shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Servicer shall provide for the registration of Notes and the registration of transfers of Notes.

            Upon surrender for registration of transfer of any Note at the office or agency of the Servicer to be maintained as provided in Section 11.2, the Issuer shall execute and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like Initial Note Principal Balance.

            At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations and of a like Initial Note Principal Balance, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and deliver the Notes which the Noteholder making the exchange is entitled to receive.

            All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, entitled to the same benefits and subject to all the terms and conditions of this Indenture, as the Notes surrendered upon such registration of such transfer or exchange.

            Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Servicer) be duly endorsed, or be accompanied by a written instrument of transfer in form and content satisfactory to the Issuer and the Servicer duly executed, by the Holder thereof or his attorney duly authorized in writing. The form of assignment set forth at Exhibit A hereof shall be deemed to be satisfactory for purposes of the last preceding sentence.

            No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Servicer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.4 not involving any registration of transfer.

            Prior to any sale or other disposition of any Note the Holder transferring such Note will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Servicer in exchange for a new Note or Notes pursuant to this Section.

            Section 3.5. Limitation on Transfer and Exchange

            The Notes have not been registered or qualified under the 1933 Act or the securities laws of any state. No transfer of any Note shall be made unless such transfer is made pursuant to an effective registration statement under the 1933 Act and registration or qualification under applicable state securities laws or is exempt from such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the 1933 Act and applicable state securities laws, the Servicer shall require, in order to assure compliance with the 1933 Act, that the prospective transferee certify to the Issuer and the Servicer in writing the facts surrounding the transfer in the form of either Exhibit B or Exhibit C hereto, provided, however, such certificates will not be required for the transfers by the initial purchaser. Neither the Issuer nor the Servicer is obligated to register or qualify the Notes under the 1933 Act or any other securities law.

            In addition, the Servicer or other Note Registrar shall not permit a transfer of a Note if such transfer would result in the Issuer having more than ninety-nine (99) registered Noteholders as shown in the Note Register.

            The Issuer and the Servicer shall have no liability to the Noteholders or otherwise arising from a transfer of any such Note in reliance upon the Investment Letter described in Exhibit B or the Rule 144A Representation Letter described in Exhibit C.

            Section 3.6. Mutilated, Destroyed, Lost or Stolen Notes

            If (i) any mutilated Note is surrendered to the Servicer, or the Servicer receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Servicer such security or indemnity as may be required by the Servicer to indemnify and hold the Issuer and the Servicer harmless (which in the case of any holder that is, or is a subsidiary of, a bank or other institutional buyer with a net worth of at least $50,000,000, and whose claims paying ability or long-term debt is rated at least investment grade or better by a Rating Agency, need only be such bank's or institutional buyer's unsecured written promise of indemnity), then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor and Initial Note Principal Balance, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

            Upon the issuance of any new Note under this Section, the Issuer or the Servicer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

            Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            Section 3.7. Payment of Principal and Interest

            The principal of and interest on the Notes are payable by wire transfer in immediately available funds to the account specified in directions delivered at least five (5) Business Days prior to such Payment Date by a Registered Holder to the Person whose name appears as the Registered Holder of such Note on the Record Date on the Note Register. Such payment shall be in such coin or currency of the United States of America as at the time of tender is legal tender for the payment of public and private debts. Payments pursuant to
Section 13.1 shall be made to each Noteholder, if there is more than one, based on the aggregate of the Percentage Interests represented by Notes held by such Noteholder.

            To prevent backup withholding on payments made with respect to the Notes, each Noteholder is required to provide the Servicer with (i) the Noteholder's correct TIN by completing the form at Exhibit D (Substitute Form W-9), certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Noteholder is awaiting a TIN) and that (A) such Noteholder is exempt from backup withholding, (B) the Noteholder has not been notified by the IRS that the Noteholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Noteholder that the Noteholder is no longer subject to backup withholding, or (ii) if applicable, an adequate basis for exemption. A Foreign Noteholder may qualify as an exempt recipient by submitting to the Servicer a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Noteholder's exempt status, and (iii) any other document and to take any other action required by applicable law or tax regulation of the United States or any state thereof.

      Section 3.8. Persons Deemed Owners

      Prior to due presentment for registration of transfer of any Note, the Issuer, the Servicer and any agent of the Issuer or the Servicer may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note (subject to Section 3.7) and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Servicer nor any agent of the Issuer or the Servicer shall be affected by notice to the contrary.

      Section 3.9. Cancellation

      All Notes surrendered to the Servicer following payment or for registration of transfer or exchange (including Notes surrendered to any Person other than the Servicer which shall be delivered to the Servicer) shall be promptly canceled and destroyed by the Servicer in accordance with its customary procedures.

                                   ARTICLE IV.
                              DELIVERY OF THE NOTES

            Section 4.1. General Provisions

            The Notes shall be executed by the Issuer and thereupon the same shall be delivered to the Lender upon Issuer Order and upon compliance with the conditions of Section 4.2, and upon delivery to the Servicer of the following:

            (a) a certificate, certified by the Issuer, authorizing the execution and delivery of this Indenture and the Notes;

            (b) either (i) a certificate or other official document evidencing the due authorization, approval or consent of any government body or bodies, at the time having jurisdiction in the premises, and that the authorization, approval or consent of no other governmental body is required for valid issuance of the

Notes, or (ii) an Opinion of Counsel that no such authorization, approval or consent of any governmental body is required;

            (c) an Officers' Certificate from the Issuer stating that the Issuer is not, as of the Issue Date, in Default under this Indenture and that the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's organizational documents or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject; and that all conditions precedent provided in this Indenture relating to the delivery of the Notes have been complied with; and

            (d) such other documents as the Servicer may reasonably require.

            Section 4.2. Security for Notes

            The Notes shall be executed by the Issuer upon Issuer Order and upon: (a) establishment of the Collection Account and the Reserve Fund by the Servicer on behalf of the Noteholders; and

            (b) delivery by the Issuer to the Lender, and receipt by the Lender, of the collateral assignment of all of the Issuer's right, title, and interest in and to the Collateral securing the Notes.

                                   ARTICLE V.
                           SATISFACTION AND DISCHARGE

            Section 5.1. Satisfaction and Discharge of Indenture

            This Indenture shall cease to be of further effect (except as to any surviving rights of indemnification, payment of fees and registration of transfer and exchange or payment) with respect to the Notes, on demand of and at the expense of the Issuer, the Lender shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall pay, assign, transfer and deliver to the Issuer upon Issuer Order all cash, securities and all other property held by it as part of the Collateral (except for amounts required to pay and discharge the entire indebtedness of the Notes), when

            (a) either

                  (A) all Notes theretofore delivered (other than (i) Notes
            which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section

            3.6, and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 11.3) have been delivered to the Servicer for cancellation; or

            (B) all Notes not theretofore delivered to the Servicer for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be deposited with the Servicer, in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Notes together with all accrued interest thereon not theretofore delivered to the Servicer for cancellation;

            (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

            (c) the Issuer has delivered to the Servicer an Officers' Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the Issuer's obligations in Sections 11.2 and 11.3, the Servicer's obligations in Section 5.2 and the rights and immunities of the Servicer under this Indenture shall survive until the Notes are no longer Outstanding. Thereafter, the obligations of the Servicer in Section 5.2 and the rights and immunities of the Servicer under this Indenture shall survive the discharge of this Indenture or the earlier resignation or removal of the Servicer.

            Section 5.2. Application of Trust Money

            All monies deposited with the Servicer pursuant to Section 5.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Servicer; but such money need not be segregated from other funds except to the extent required herein or to the extent required by law.

            Section 5.3. Discharge of Security Interest

            Upon satisfaction and discharge of the Indenture as specified in
Section 5.1, the Lender shall execute a release of the Collateral provided by, and at the expense of, the Issuer. Further, on demand of and at the expense of the Issuer and upon being supplied with instruments appropriate for the purpose, the Lender shall execute and the Issuer shall file all documents (including without limitation UCC Form 3) necessary to discharge all liens, mortgages, chattel mortgages and other security interests filed with any governmental board or body with respect to the Collateral, and the Lender shall otherwise cooperate in any way reasonably necessary to restore full unencumbered title in the Collateral to the Issuer or its designee.

                                   ARTICLE VI.
                                    REMEDIES

            Section 6.1. Events of Default

            "Event of Default" wherever used herein means any one of the following events (whatever the reason for such Event of Default and without regard to whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and when used with respect to the Notes shall mean the same occurring at any time while there are Notes Outstanding:

            (l) (a) the failure by Cakewalk LLC to comply with its obligations under Section 3#(I) (d) (i) of the Contribution Agreement, or (b) the failure of the Issuer to comply with the provisions of Section 11.15 of this Indenture, or (c) the failure of the Manager to comply with Article 4 of the Management Agreement;

            (2) failure of the Lender to receive timely payments of principal and interest pursuant to the terms and provisions of the Notes (other than as a result of the failure by the Servicer or the Lender to distribute funds in the Collection Account as provided in Section 13.1)

            (3) default in the performance, or breach of any covenant of the Issuer in any Transaction Document to which it is a party and continuance of such default or breach for a period of 30 days (15 days with respect to any default or breach of any of the covenants set forth in Section 11.12 hereof) after the earlier of (i) the date on which the Issuer shall first have knowledge of such default or breach and (ii) the date on which written notice, specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder shall have been given to the Issuer by the Servicer or to the Issuer and the Servicer by the Holders of not less than 25% of the aggregate Note Principal Balance of the Outstanding Notes;

            (4) breach of any representation or warranty of the Issuer in this Indenture as of the date such representation or warranty was made which has a material adverse effect on the interests of the Lender;

            (5) an Event of Default shall have occurred under, and as defined in, the Management Agreement;

            (6) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

            (7) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of partnership action by the Issuer in furtherance of any of the foregoing.

            (8) the occurrence of a Deficiency Trigger Event which is not cured within 30 days of the immediately following Payment Date.

            Section 6.2. Acceleration of Maturity, Rescission and Annulment

            If an Event of Default of the kind specified in clauses (5), (6) and
(7) of Section 6.1 occurs, the unpaid principal amount of all of the Notes shall automatically become immediately due and payable without notice, presentment or demand of any kind. If an Event of Default (other than an Event of Default of the kind specified in clauses (5), (6) and (7) of Section 6.1) occurs and is continuing, then and in every such case the Lender may declare the principal of all of the Notes to be immediately due and payable, by a notice in writing to the Issuer and the Servicer and upon any such declaration (in accordance with this sentence or the preceding sentence) the Notes shall become immediately due and payable at the Redemption Price.

            At any time after such a declaration of acceleration has been made, but before any Sale of the Collateral has been made or a judgment or decree for payment of the money due has been obtained by the Lender as hereinafter in this Article provided, the Lender by written notice to the Issuer and the

Servicer, may rescind and annul such declaration and its consequence if

            (1) the Issuer has paid or deposited with the Servicer a sum sufficient to pay

                  (A) all overdue installments of interest on all Notes,

                  (B) the principal of any of the Notes which has become due other than by such declaration of acceleration and interest thereon at the Note Interest Rate,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on the Notes at the rate specified therefor in the Notes,

                  (D) in connection with the preservation of the Collateral and enforcement of its rights all sums paid or advanced by the Lender hereunder and the compensation, expenses, disbursements and advances of the Servicer, its agents and counsel; and

            (2) all Events of Default, other than the nonpayment of the principal of the Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 6.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Subsequent to any such declaration of acceleration and so long as such declaration and its consequences has not been rescinded and annulled, prior to the exercise by the Lender of the remedies set forth in Section 6.3, the Lender shall give the Rating Agencies ten days notice of its intention to take such actions.

            Section 6.3. Remedies

            If an Event of Default shall have occurred and be continuing, the Lender or the Servicer shall, at the written direction of the Lender, and subject to Article VII herein, do one or more of the following:

            (a) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Collateral securing the Notes the monies adjudged due;

            (b) sell the Collateral or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

            (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the portion of the Collateral securing the Notes; and

            (d) exercise any remedies of a secured party under the Uniform Commercial Code or other applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Holders of the Notes hereunder;

provided, however, that if there is more than one Holder of Outstanding Notes and if less than all of the Holders of Outstanding Notes have approved a Sale of the Collateral and if the proceeds of any such Sale will be less than the amount required to retire all of the Outstanding Notes in full, then, in any such event, the Lender may not sell or otherwise liquidate any of the Collateral unless after consultation with an accounting firm acceptable to the Noteholders or another Person approved by Act of the Noteholders of national reputation in the field of appraisal of assets of the type constituting the Collateral, such Person provides the Servicer with a written report that the proceeds of such Sale reflect a reasonable approximation of the fair market value of the Collateral. The Lender shall have no liability for any public Sale or private Sale conducted in reliance upon the advice, with respect to the commercial reasonableness of the sale, of a Person of national reputation in the field of appraisal. In the event that the Servicer does not sell or otherwise liquidate the Collateral, it shall continue to hold such Collateral and make distributions therefrom pursuant to Article XIII hereof.

            Section 6.4. Lender May File Claim

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding, relating to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Lender (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Lender shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise,

            (i) to file and prove a claim for all amounts owing and unpaid in respect of the Notes and to file such other papers or documents and take such other action including participating as a member, voting or otherwise, in any committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the

      Lender (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lender, its agents and counsel) allowed in such judicial Proceeding;

            (ii) to petition for lifting of the automatic stay and thereupon to foreclose upon the Collateral as elsewhere provided herein; and

            (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by the Lender to make such payments to the Servicer, and to pay to the Lender any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Lender, its agents and counsel.

            Section 6.5. Lender May Enforce Claims without Possession of Notes

            All rights of actions and claims under this Indenture or the Notes may be prosecuted and enforced by the Lender without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Lender shall be brought in its own name, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Lender, its agents and counsel, be for the benefit of the Holders of the Notes in respect of which such judgment has been recovered applied to payments on the Notes to the persons and in the order set forth in Section 6.6.

            Section 6.6. Allocation of Money Collected

            If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Lender with respect to the Notes pursuant to this Article (and any funds then held or thereafter received by the Lender) shall be applied in the following order, at the date or dates fixed by the
Lender:

            FIRST: To the payment of all amounts due the Servicer under the Servicing Agreement;

            SECOND: To the payment of accrued interest on and the Note Principal Balance of the Notes, including interest (to the extent such interest has been collected by the Lender or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the rate prescribed therefor in the Notes) on overdue installments of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes;

            THIRD: To the payment of all reasonable costs and expenses incurred by the Lender in connection with the enforcement of its rights hereunder or under the Notes, ratably, without preference or priority of any kind; and

            FOURTH: To the payment of any surplus to or at the written direction of the Issuer or any other person legally entitled thereto.

            Section 6.7. Unconditional Right of Lender to Receive Principal and Interest

            Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder; provided, however, that no Holder of any Note shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

            Section 6.8. Restoration of Rights and Remedies

            If the Lender has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Person who instituted the Proceeding, then and in every such case the Issuer, the Lender shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Issuer and the Lender shall continue as though no such Proceeding has been instituted.

            Section 6.9. Rights and Remedies Cumulative

            No right or remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 6.10. Delay or Omission Not Waiver

            No delay or omission of the Lender to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Lender may be exercised from time to time, and as often as may be deemed expedient by the Lender.

            Section 6.11. Waiver of Past Defaults

            The Lender may waive any past Default with respect to the Notes hereunder and its consequences, except a Default

            (l) described in Sections 6.1(5) and (6), or

            (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Note affected thereby.

            Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture. The Lender shall transmit by mail to the Rating Agencies and the Issuer notice of such waiver specifying the date on which the Default was waived promptly after the occurrence of such waiver.

            Section 6.12. Undertaking for Costs

            All parties to the Indenture and the Lender by its acceptance of the Notes shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Lender for any action taken, suffered or omitted by it as Lender, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.12 shall not apply to any suit instituted by the Lender.

            Section 6.13. Waiver of Stay or Extension Laws

            The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance by the Issuer under this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Lender, but will suffer and permit the execution of every such power as though no such law had been enacted.

             Section 6.14. Sale of Collateral

            (a) The power to effect any sale (a "Sale") of any portion of the Collateral pursuant to Section 6.3 shall not be exhausted by any one or more Sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral securing the Notes shall have been sold or all amounts payable under this Indenture with respect thereto shall have been paid. Any sale conducted hereunder shall be completed in accordance with the applicable terms and provisions of the New York State Uniform Commercial Code. The Lender may from time to time postpone any Sale by public announcement made at the time and place of such Sale. It is hereby expressly agreed that the Lender is not limited to any amount fixed by law as compensation for any Sale, so long as the same shall be reasonable.

            (b) The Lender may bid for and acquire any portion of the Collateral securing the Notes in connection with any Sale thereof. In lieu of paying cash for the entire purchase price therefor, the Lender, after deducting the costs, charges and expenses (including reasonable attorney's fees and expenses) incurred by the Lender in connection with such Sale may make settlement for any portion of the purchase price remaining by crediting against amounts owing on the Notes held by it or other amounts owing to the Lender secured by this Indenture, the portion of the net proceeds of such Sale to which the Lender would be entitled hereunder.

            (c) The Issuer covenants and agrees that ten Business Days prior notice of a Sale of the entirety of the Collateral by a public Sale constitutes commercially reasonable notice.

            (d) The Servicer shall prepare and the Lender shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof, which Sale shall be at the expense of the Issuer. In addition, the Lender is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Collateral in connection with a Sale thereof pursuant to the terms of this Indenture, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Lender's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            (e) Any amounts received by the Lender in connection with a public or private sale pursuant this Section shall be deemed to be conclusive and binding upon the parties hereto and the Lender shall have no liability in respect hereto.

            Section 6.15. Action on Notes

            The Lender's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Lender shall be impaired by the recovery of any judgment by the Lender against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

            Section 6.16. Issuer Bankruptcy

             The Lender, by its acceptance of the Notes shall be deemed to agree, that it will not join in any proceeding to commence a case against the Issuer under the Federal Bankruptcy Code or any other applicable bankruptcy, insolvency or similar federal or state law.

                                  ARTICLE VII.
                            [INTENTIONALLY OMITTED]

                                 ARTICLE VIII.

                            CONSOLIDATION AND MERGER

            Section 8.1. Issuer May Not Consolidate, etc.

            The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person.

                                   ARTICLE IX.
                             SUPPLEMENTAL INDENTURES

            Section 9.1. Supplemental Indentures Only with Consent of
Noteholders

            With the written consent of the Lender or by Act of said Holders delivered to the Issuer and the Servicer, the Issuer, when authorized by a Board Resolution, and the Lender may enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of the Notes under this

Indenture; provided, however, such amendment shall not, without the consent of the Lender:

            (l) reduce the Note Principal Balance of any Note or the Note Interest Rate thereon or change the amount or priority or time of any payment on any Note or any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

            (2) impair or adversely affect the Collateral except as otherwise permitted herein; or

            (3) modify or alter the definition of the term "Outstanding"; or

            (4) modify or alter the provisions of the proviso to Section 6.3; or

            (5) modify any of the provisions of this Section 9.1, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note; or

            (6) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of a Collateral or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture.

            Promptly after the execution by the Issuer and the Lender of any supplemental indenture pursuant to this Section, the Issuer shall, if requested by the Lender, mail to the Rating Agencies and each of the Holders of the Notes, a notice setting forth in general terms the substance of such supplemental indenture together with a copy of such supplemental indenture. Any failure of the Issuer to mail such notice and copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            Section 9.2. Execution of Supplemental Indentures

            In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Lender shall be entitled to be supplied with, and prior to executing any supplemental indenture pursuant to
Section 9.1, the Lender shall require an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

            Section 9.3. Effect of Supplemental Indentures

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter delivered hereunder shall be bound thereby.

            Section 9.4. Reference in Notes to Supplemental Indenture

            Notes delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Issuer shall, bear a notation in form approved by the Lender as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and delivered in exchange for Outstanding Notes.

            Section 9.5. Solicitation of Holders of Notes

            (a) Solicitation. The Issuer shall provide each Noteholder (irrespective of the amount of Notes then owned by it) with sufficient information, at least five (5) Business Days in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Issuer shall deliver to the Servicer executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Indenture and the Servicer shall deliver copies of the same to each Noteholder promptly following the date on which it is executed and delivered by the Issuer; provided, however, nothing in this Section 9.5(a) shall, in the absence of affirmative consent of a Noteholder, be construed as deemed consent.

            (b) Payment. The Issuer will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any Noteholder as consideration for or as an inducement to the entering into by any Noteholder of any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Noteholder then Outstanding even if such Noteholder did not consent to such waiver or amendment.

                                   ARTICLE X.
                               REDEMPTION OF NOTES

            Section 10.1. Redemption at the Option of the Issuer; Election To Redeem

            The Notes are redeemable at the option of the Issuer in whole, but not in part, at the Redemption Price, on any Payment Date (hereinafter referred to as a "Redemption Date")

            Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Holders of Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 3.7. The election of the Issuer to redeem any Notes pursuant to this Section shall be evidenced by a Board Resolution and an Officer's Certificate directing the Servicer to make the payment of the Redemption Price on all of the Notes to be redeemed from monies deposited with the Servicer pursuant to Section 10.3.

            Section 10.2. Notice of Redemption by the Issuer

            Notice of redemption pursuant to Section 10.1 shall be given by first class mail, postage prepaid, mailed not less than 45 days prior to the applicable Redemption Date, to the Rating Agencies and to each Holder of Notes whose Notes are to be redeemed, at its address in the Note Register.

            All notices of redemption shall state:

            (l) the Redemption Date;

            (2) the Redemption Price;

            (3) that on the Redemption Date, the Redemption Price shall become due and payable upon each such Note, and that interest thereon shall cease to accrue on such date; and

            (4) the place where such Notes are to be surrendered within 30 days after the Redemption Date, which shall be the office or agency of the Issuer to be maintained as provided in Section 11.2.

            Notice of redemption of Notes shall be given by the Issuer or, at the Issuer's request, by the Servicer in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

            Section 10.3. Deposit of the Redemption Price

            On or before the Business Day next preceding any Redemption Date, the Issuer shall deposit with the Servicer an amount of monies sufficient to pay the Redemption Price of all Notes which are to be redeemed on such Redemption Date (less any portion of such payment set aside from monies in the Collection Account or the Reserve Fund for the Notes to be redeemed)

      The Issuer shall pay and discharge the entire indebtedness on all Notes hereby secured (or provided therefor) in any one or more of the following ways:

            (1) by paying or causing to be paid the principal of, premium, if any, and interest on all Notes hereby secured, as and when the same become due and payable; or

            (2) by depositing with the Lender, in trust, at or before maturity, cash or Government Securities sufficient to pay or redeem the principal of, premium, if any, and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Maturity Date or Redemption Date, as the case may be, of the Notes of such class hereby secured.

            Section 10.4. Notes Payable on Redemption Date

            Notice of redemption having been given as provided in Section 10.2, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. On the Redemption Date, the Holders of such Notes shall be paid the Redemption Price by the Servicer, as paying agent from funds deposited by the Issuer; provided, however, that installments of principal and interest which are due on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.7.

            If the Holders of any Note called for redemption shall not be so paid, the principal shall, until paid, continue to bear interest from the Redemption Date at the related Note Interest Rate until payment of principal is made.

            Section 10.5. Matching Right

            Upon the occurrence of an Event of Default, if the Servicer intends to commence a sale of the Collateral pursuant to Section 6.3(b) hereof, it shall first give 30 days prior written notice of such intent to the Issuer. The Issuer shall thereupon have the right, prior to the expiration of such 30-day period, to redeem the Collateral at the Redemption Price.

                                   ARTICLE XI.
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

            Section 11.1. Payment of Principal and Interest

            The Issuer shall duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

            Section 11.2. Maintenance of Office or Agency

            (a) The Issuer shall maintain an office or agency within the United States of America where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Servicer its office or agency for each of said purposes. The Issuer shall give prompt written notice to the Servicer of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Servicer with the address thereof, such presentations, surrenders or exchanges may be made or served at the address set forth in paragraph (b) below. As of the date hereof, on the Issue Date, and at all times since its formation, the chief executive office and place of business of the Issuer is and has been located at 250 West 57th Street, New York, New York, 10107.

            (b) The Issuer irrevocably appoints the process agent specified below to receive for it and on its behalf service of process for any proceedings arriving from or based upon this Indenture. If, for any reason, such process agent is unable to act as such, the Issuer shall promptly notify the Servicer and within 30 days appoint a substitute process agent:

            Baer Marks & Upham LLP
            805 Third Avenue
            New York, New York 10022-7513
            Attention: Mr. Michael Blumenthal, Esq.

            Section 11.3. Money for Note Payments To Be Held in Trust

            Subject to any applicable escheat law, any money deposited with the Servicer in trust for payment to the Lender on any Payment Date and remaining unclaimed for three years after such payment has become due and payable shall be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Servicer with respect to such trust money, shall thereupon cease; provided, however, that the Servicer, before being required to make any such repayment, shall at the expense of the Issuer send by first class mail to the Lender with a right to or interest in monies due and payable but not claimed, at the last address as shown on the Note Register for the Lender, and cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Servicer's Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 60 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Servicer may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to the Lender whose right to or interest in monies due and payable but not claimed is determinable from the records of the Servicer, at the last address as shown on the Note Register for the Lender)

            Section 11.4. Co-Existence

            The Issuer shall keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of New York, shall operate in accordance with, and subject to the limitations set forth in, its Operating Agreement, and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which the failure to be so qualified shall have a material adverse effect on the validity and enforceability of this Indenture or the Notes. The Issuer shall promptly deliver to the Lender, and if requested by the Lender, the Rating Agencies, a copy of any amendment to its Operating Agreement.

            Section 11.5. Protection of Collateral

            (a) The Issuer covenants to file or cause to be filed all UCC Financing Statements and any related forms with respect to the Collateral within five (5) Business Days of the Closing Date.

            (b) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as is necessary or advisable to:

            (i) Grant more effectively a first priority, perfected security interest in all or any portion of the Collateral;

            (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

            (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

            (iv) enforce any of the Collateral or, where appropriate, any security interest in the Collateral and the proceeds thereof; or

            (v) preserve and defend title to the Collateral and the rights of the Lender therein against the claims of all persons and parties.

            (c) Except as provided in the Management Agreement, the Issuer shall not attempt to alter, modify, amend or supplement any of the Contract Assets included in the Collateral without the prior written consent of the Lender.

            Section 11.6. Annual Opinion as to Collateral

            On or before June 15 in each calendar year commencing in 2000, the Issuer shall furnish to the Servicer, if requested by the Lender, the Rating Agencies and to the Lender an Opinion of Counsel (which shall not be in-house counsel) either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of any requisite documents as is necessary to maintain the lien and security interest created by this Indenture and the perfection and priority thereof and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of such requisite documents that shall, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture and the perfection and priority thereof until June 15 in the following calendar year.

            Section 11.7. Negative Covenants

            The Issuer shall not:

            (i) sell, transfer, exchange or otherwise dispose of any of the Collateral (except as expressly permitted by the Management Agreement or Section 12.3 hereof); or

            (ii) claim any credit on, or make any deduction from, the principal or interest payable in respect of the Notes by reason of the payment of any taxes levied or assessed upon any of the Collateral; or

            (iii) amend its charter or any Transaction Document without providing notice of any such amendment to the Rating Agencies, if requested by the Lender and the Lender and obtaining written consent of the Lender; or

            (iv) (a) permit the validity or effectiveness of this Indenture to be impaired, or permit this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations of this Indenture, except as may be expressly permitted hereby and thereby, (b) except to the extent permitted under this Indenture, permit any lien, charge, security interest, mortgage or other encumbrances to be created on or extended to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or incur any indebtedness other than the Notes, or (c) except for Impositions on Rights, permit this Indenture to not constitute a valid first priority security interest in the Collateral; or

            (v) change the location of its chief executive office without thirty days, prior written notice to the Servicer, accompanied by such evidence of actions taken as shall be necessary to continue the perfection of the lien on the Collateral; or

            (vi) without the unanimous consent of its Board or its Managers, as applicable, (i) institute, or consent to the institution of, bankruptcy or insolvency proceedings in respect to the Issuer, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or any substantial part of its assets, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action; or (ii) consolidate, merge, dissolve or liquidate, in whole or in part; or

            (vii) except for Impositions on Rights or as may be expressly permitted in the Management Agreement incur, assume or guaranty any indebtedness except for such indebtedness as has been approved by the Lender; or

            (viii) fail to take the actions (if any) necessary to be treated as a partnership for federal income tax purposes.

            Section 11.8. Statement as to Compliance

            The Issuer shall deliver to the Servicer, to the Lender and if requested by the Lender, to the Rating Agencies, on or before each December 31 (commencing December 31, 1999), a written statement signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Issuer, stating, as to each signer thereof, that

            (1) a review of the activities of the Issuer during the preceding twelve-month period (or such lesser period in the case of the first such statement) and of performance under this Indenture has been made under his supervision and

            (2) the Issuer has fulfilled all its obligations in all material respects under this Indenture throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such Default known to him and the nature and status thereof.

            Section 11.9. Investment Company Act

            The Issuer shall conduct its operations in a manner which shall not subject it to registration as an "investment company" under the Investment Company Act of 1940.

            Section 11.10. Limited Purpose

            The Issuer shall not engage in any business other than the transactions contemplated hereby and by the Management Agreement.

            Section 11.11. Issuer Ownership

            The Issuer agrees that its books and records will reflect its ownership of the Collateral, subject to the liens and security interests created by this Indenture.

            Section 11.12. Nonconsolidation

            The Issuer agrees that it will be operated such that it will not be substantively consolidated in the bankruptcy estate of Cakewalk LLC and will not have its separate existence disregarded in the event of a bankruptcy of Cakewalk LLC. Without limiting the foregoing:

            (a) The Issuer agrees that it will pay its own expenses, it will not accept a guarantee by Cakewalk LLC of all of the Issuer's obligations and liabilities, and it will not borrow funds from Cakewalk LLC for the payment of expenses;

            (b) The Issuer agrees that it will conduct its business exclusively on its own stationary and issue all of its correspondence in its own name;

            (c) Except as set forth in the Management Agreement, the Issuer will not permit Cakewalk LLC to be involved in the daily management of the Issuer;

            (d) The Issuer will not engage in any transactions with Cakewalk LLC, except on an arms length basis; and the Issuer hereby represents that the Management Agreement provides for a reasonable arm's length management fee;

            (e) The Issuer agrees to establish and maintain records and books of account separate and distinct from Cakewalk LLC's records and books of account thereof, and to share business offices and telephone numbers with that of Cakewalk LLC, but to pay the allocable costs thereof as set forth in the Management Agreement;

            (f) The Issuer agrees to keep its financial statements so as to disclose that its assets are not available to pay creditors of Cakewalk LLC and to reflect its separate existence;

            (g) The Issuer will not either (i) act as an agent for Cakewalk LLC or (ii) authorize Cakewalk LLC to act as its agent;

            (h) The Issuer will maintain at least two Independent (as such term is defined in the Issuer's Operating Agreement) Managers so long as any Note remains Outstanding;

            (i) The Issuer agrees to maintain its assets separate and distinct from Cakewalk LLC's assets and shall not permit its assets to be commingled with those of Cakewalk LLC;

            (j) The Issuer shall not become contractually liable for the payment of any liability of Cakewalk LLC; and

            (k) The Issuer shall observe all limited liability company formalities.

            Section 11.13. Enforcement of Transaction Documents

            The Issuer shall take all actions necessary, and diligently pursue all remedies available to it, to enforce the obligations of each other party to a Transaction Document to secure its and the Noteholders' rights thereunder, provided that, prior to taking any action in the name of the Lender, it shall receive the written consent of the Lender.

            Section 11.14. Representations and Warranties

            The Issuer, as of the date hereof and as of the Closing Date, hereby represents and warrants the following:

            (a) Except for the interests created by Impositions on Rights, the Issuer is the owner of all of the Collateral free of liens and encumbrances, the Issuer has not assigned any interest or participation in any Collateral, and the Issuer has full right to Grant such Collateral to the Lender;

            (b) the Issuer has Granted all of its right, title, and interest in the Collateral to the Lender;

            (c) as of the Issue Date, the Investment Value shall be not less than 100% of the Initial Note Principal Balance;

            (d) the Lender will, upon proper filing and/or recording of UCC financing statements, copyright and trademark documents, as applicable, by the Issuer or the Servicer on the Issuer's behalf, have a perfected first priority security interest for each item of Collateral, free from any lien, security interest encumbrance or other right, title or interest of any Person, except for any Impositions on Rights; and

            (e) The Issuer has its chief executive office at 250 West 57th Street, New York, New York 10107.

            (f) The Issuer, (i) is a limited liability company, duly organized, validly existing in good standing under the laws of its jurisdiction of organization; (ii) has requisite power and authority and all licenses and permits to own and operate its properties to carry on its business as now conducted, and to enter into and perform its obligations under each Transaction Document to which it is a party and the transactions contemplated by, including, the issuance and sale of the Notes and the performance of its obligations thereunder; and (iii) has duly qualified and is authorized to do business and, if applicable, is in good standing as a foreign limited partnership (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction where the failure to be so qualified would have a material adverse effect on its ability to conduct its business.

            (g) Each Transaction Document to which the Issuer is a party has been duly authorized and, when executed and delivered by the Issuer will constitute valid, binding and enforceable obligations of the Issuer in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Issuer and to general principles of equity.

            (h) No event has occurred and is continuing that constitutes, or with the passage of time or the giving of notice or both would constitute a Default or an Event of Default under, and as defined in, this Indenture, the Servicing Agreement or any other Transaction Document. Neither the execution and delivery of any Transaction Document by the Issuer, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents (i) conflicts with or results in any breach or violation of any provision of the organizational documents of the Issuer, or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Issuer, or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Issuer; or (ii) constitutes a default by the Issuer under or a breach of any provision of this Indenture or any contract, agreement, mortgage or other instrument to which it is a party or by which it or any of its properties are or may be bound or affected, (iii) results in the creation or imposition of any lien upon any of the properties or assets of the Issuer pursuant to the terms of any mortgage, deed of trust, contract, agreement, charter instrument, by-law or other instrument, or (iv) in the case of the Issuer, violate any of the provisions of the operating agreement, of the Issuer.

            (i) The Notes have been duly and validly authorized by the Issuer and, when duly and validly executed in accordance with this Indenture, will be validly issued and outstanding and entitled to the benefits of this Indenture.

            (j) The Issuer had at all relevant times and now has full power and authority to originate, own and, has full power and authority to Grant the Collateral, has duly authorized such Grant by all necessary action, and does not require any member approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Issuer other than such as have been obtained.

            (k) No form of general solicitation or general advertising was used by the Issuer or its representatives in connection with the offer and sale of the Notes. the Issuer has not offered, in this offering or any offering that would be integrated with this offering under any applicable securities law, any of the Notes or any similar security of the Issuer for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser, other than one institutional investor, which was offered a portion of the Notes at private sale for investment. Neither the Issuer, nor anyone acting on its behalf, have offered or sold, nor will any of them offer or sell, any Note or any part thereof or any similar security for issue or sale to, or solicit any offer to acquire any of the same from, anyone in any manner that would render the issuance and sale of the Notes a violation of the Securities Act, the rules or regulations thereunder, or the securities laws of any state of the United States or require registration pursuant thereto, nor have they authorized, nor will they authorize, any Person to act in such manner. Based on the foregoing, it is not necessary in connection with the offer, sale and delivery of the Notes to register the Notes under the Securities Act of 1933, as amended.

            (l) The Issuer agrees that any Person, designated in writing by the Lender may, upon reasonable prior written notice, consult with proper officials of the Issuer and the Servicer at such times during normal business hours and as often as such Person may reasonably request regarding the information required to be furnished pursuant to the Servicing Agreement or regarding the performance of the Issuer's covenants and agreements contained in this Indenture or any of the Transaction Documents to which it is a party.

            (m) The Issuer is not an "investment company" or under the control of an "investment company" within the meaning of the Investment Company Act of 1940, as amended and this Indenture is not required to be qualified as an "Indenture" pursuant to the terms of the Trust Indenture Act of 1939, as amended.

            (n) There is no pending action, suit, proceeding or investigation, including, but not limited to, any such proceeding or investigation resulting from the ownership or use of any of the Collateral, against or affecting the Issuer before any administrative agency, arbitrator or governmental body against the Issuer or, to the best knowledge of the Issuer, any threatened action or proceeding, including but not limited to any such proceeding or investigation resulting from the ownership or use of any of the Collateral, against or affecting the Issuer before any of the foregoing which, if decided adversely to the Issuer, would materially affect (i) the condition (financial or otherwise), business, properties, prospects, profits or operations of the Issuer, (ii) the ability of the Issuer to perform its obligations under, or the validity or enforceability of, any Transaction Document to which it is a party or (iii) the Lender's ability foreclose or otherwise enforce its interest in the Collateral as contemplated under this Indenture and the Servicing Agreement. This Issuer is not subject to any order of any court, governmental authority or agency or arbitration board of tribunal.

            (o) No consent, approval, authorization, order of, or filing, registration, application with any court or other governmental authority in respect of the Issuer is necessary or required in connection with the authorization, execution, delivery or performance by the Issuer of this Indenture or any other Transaction Document to which it is a party or any of the other documents or transactions contemplated thereby, including without limitation, the pledge, transfer and assignment of the Collateral to the Lender, the servicing of the Collateral, the filing of any appropriate UCC financing statements or similar documents in the United States Copyright Office or the offer, issue, sale, delivery or performance of the Notes, other than that consent, approval, authorization, order, filing, registration or qualification which has been, or will be promptly, obtained.

            (p) No information supplied in writing by, or on behalf of, the Issuer to the Noteholder in connection with the transactions contemplated by this Indenture and the Transaction Documents, in each case as of the Closing Date, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There is no fact peculiar to the Issuer or any Asset or other Person which the Issuer has not disclosed to the Noteholder in writing which materially affects adversely nor, so far as the Issuer can now reasonably foresee, will materially affect adversely the financial condition, affairs or prospects of, or the ability of, the Issuer to perform the transactions contemplated by the Transaction Documents.

            (q) None of the transactions contemplated herein (including, without limitation thereof, the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities Exchange Act, or any regulations thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own or intend to carry or purchase, and no proceeds from the sale of the Notes will be used by the Issuer to purchase, any "margin security" within the meaning of said Regulation G, including margin securities originally issued to it or any "margin stock" within the meaning of said Regulation U.

            (r) The representations and warranties of the Issuer in each of the Servicing Agreement, this Indenture and the Transaction Documents to which it is a party are true and correct and are hereby incorporated by reference as if each such representation and warranty were specifically made herein.

            (s) The Issuer is not a party to any contract or agreement, or subject to any charter or other corporate restriction, which materially and adversely affects its business as contemplated in the Transaction Documents. The Issuer has not agreed consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its properties or any of the Collateral, other than as otherwise set forth in this Indenture, whether now owned or hereafter acquired, to be subject to a lien not permitted by this Indenture.

            (t) For so long as any of the Notes are Outstanding and are "restricted securities" within the meaning of Rule 144(a) (3) under the Securities Act, the Issuer will cause to be provided to the Lender and any prospective purchaser of Notes designated by a holder of such Notes, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule l44A(d) (4) under the Securities Act.

            (u) The Issuer will comply in all material respects with all requirements of law applicable to the Issuer relating to the performance of its obligations under this Indenture and the Notes.

            (v) The Issuer agrees to furnish the Lender copies of each of the Transaction Documents and any documents to be furnished pursuant to the terms of the Transaction Documents and such other information and documents relating to the Notes and the Collateral as the Lender may reasonably request.

            (w) Except as contemplated in the Management Agreement, the Issuer agrees not to enter into any material amendment or supplement to or modification of the Assets or grant any waiver or consent under the Assets without the consent of the Lender.

            (x) The Notes have not been registered under the Securities Act nor pursuant to the securities or blue sky laws of any State. The Lender, by its purchase of a Note, will be deemed to have represented that it is not acquiring the Notes with a view to or in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of its property shall at all times be and remain within its control.

            (y) Whether or not the transactions contemplated hereby and by the other Transaction Documents shall be consummated, the Issuer will pay or cause to be paid all present and future recording and filing fees, and all legal, financial and miscellaneous out-of-pocket expenses and costs incurred in connection with the negotiation and consummation of this Indenture, the issuance and sale of the Notes and the transactions hereby contemplated, including, but not limited to (i) all taxes, including without limitation, sales, transfer, documentary stamp and similar taxes, applicable to such transactions, together with interest and penalties, if any, thereon, but excluding any taxes of the Lender imposed on or measured by the Lender's income, and (ii) the fees and out-of-pocket expenses of the Servicer incurred in connection with transactions on or before the Closing Date (including legal fees or expenses). The Issuer further agrees to pay the fees, expenses and disbursements of Willkie Farr & Gallagher, special counsel for the Lender. The Issuer further agrees that it will pay or cause to be paid, promptly upon demand, any reasonable expense incurred by the Lender in connection with the making of amendment to, or the giving of any release, consent or waiver in respect of, this Indenture and any document executed pursuant hereto or thereto, whether or not consummated, including the reasonable fees and disbursements of counsel for the Lender in connection therewith. The Issuer further agrees that it will pay, or reimburse the Lender for, promptly upon demand, all costs and expenses (including legal fees and disbursements) incident to or in connection with any proceeding or governmental investigation, against or with respect to the Issuer or any obligor or any subsidiary or affiliate of any of and which result because of the ownership by the Lender of the Notes. The obligations of the Issuer under the immediately preceding sentence shall survive the termination of the trust, the transfer of any Note or portion thereof or interest therein by the Lender and the payment of any Note.

            (z) The Issuer agrees to indemnify and hold harmless the Lender for the amount of any and all losses, claims, damages and liabilities to the extent that such loss, claim, damage or liability arose out of, or was imposed upon the Lender by reason of, the failure by the Issuer, to perform any of its covenants under this Indenture or the breach of a representation or warranty made by the Issuer herein.

            Section 11.15. Gross Receipts

            Promptly upon the Issuer's receipt of any Gross Receipts after the Closing Date (but in no event later than two (2) Business Days after receipt thereof), the Issuer shall account for and pay to the Lender the aggregate amount of such Gross Receipts, and the Issuer shall immediately upon the Issuer's receipt thereof deliver to the Servicer and the Manager copies of all accounting statements and other documents received by the Issuer relating to such Gross Receipts.

            Section 11.16. Submission to Jurisdiction

            THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND ITS VALIDITY, CONSTRUCTION AND EFFECT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS WHOLLY PERFORMED THEREIN. THE VENUE FOR ANY AMOUNT, SUIT OR PROCEEDING ARISING FROM OR BASED UPON THIS AGREEMENT SHALL BE THE APPROPRIATE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK. ACCORDINGLY, THE ISSUER AGREES THAT ANY ACTION, SUIT OR PROCEEDING ARISING FROM OR BASED ON THIS AGREEMENT SHALL BE COMMENCED IN AND DETERMINED BY THOSE APPROPRIATE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK; THE PARTIES HEREBY WAIVE ANY OBJECTION TO THE PROPRIETY OR CONVENIENCE OF VENUE IN SUCH COURTS OR TO THE JURISDICTION OF THE COURTS OVER EITHER PARTY AND AGREE THAT ANY JUDGMENT ENTERED THEREIN MAY BE ENFORCED WITH NO FURTHER DEFENSE OR OFFSET IN ANY JURISDICTION IN WHICH THE DEFENDANT IS A CITIZEN, RESIDES OR OWNS PROPERTY.

                                  ARTICLE XII.

                       ACCOUNTS, ACCOUNTINGS AND RELEASES

            Section 12.1. Collection of Money

            Except as otherwise expressly provided herein, the Lender shall receive and collect all money and other property payable to or receivable by the Issuer pursuant to the Collateral from the Servicer as provided in Section 2.02
(c) of the Servicing Agreement and as otherwise provided in this Indenture. The Lender shall hold all such money and property so received by it as part of the Collateral, shall deposit the same into the Collection Account, and shall apply it as provided in this Indenture.

            Section 12.2. Accounts

            (a) Reserve Fund. The Issuer shall establish and the Lender shall maintain a segregated trust account (the "Reserve

Fund"), which shall be in the name of the Lender "as the Holder of Cakewalk Royalty-Backed Pay-Through Notes," and which shall be in an Eligible Financial Institution, for the receipt of funds deposited into the Reserve Fund. Thereafter, the Lender shall deposit to the Reserve Fund the amounts referred to
Section 13.1(a) and Section 13.1(b). If the bank with which the Reserve Fund is held ceases to be an Eligible Financial Institution, the Lender shall within ten days of obtaining actual knowledge of such cessation, transfer the Reserve Fund to an account maintained with an Eligible Financial Institution selected by the Issuer (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Lender) Funds in the Reserve Fund shall not be commingled with any other monies. All payments to be made from time to time by the Lender to the Noteholders out of funds in the Reserve Fund pursuant to this Indenture shall be made by the Lender as paying agent of the Issuer. Funds on deposit in the Reserve Fund shall be invested in Eligible Investments at the written direction of the Issuer. Any interest or other earnings realized on funds on deposit in the Reserve Fund shall be retained in the Reserve Fund, subject to withdrawal as set forth in
Section 13.2. The maximum permissible maturity or, if applicable, the latest redemption date of any Eligible Investments made with amounts on deposit in the Reserve Fund for a particular Payment Date shall be not later than the Business Day preceding such Payment Date. All monies deposited from time to time in the Reserve Fund pursuant to this Indenture shall be held by the Lender as part of the Collateral for the exclusive benefit of the Holders as herein provided. Monies in the Reserve Fund shall be subject to withdrawal pursuant to Section
13.2 of this Indenture.

            (b) Collection Account. The Issuer shall establish and the Lender shall maintain a segregated trust account (the "Collection Account") which shall be in the name of the Lender "as the Holder of Cakewalk Royalty-Backed Pay-Through Notes," and which shall be in an Eligible Financial Institution, for the receipt of, and there shall be deposited into the Collection Account, payments to be deposited therein as provided herein. If the bank with which the Collection Account is maintained ceases to be an Eligible Financial Institution, the Servicer shall within ten days of obtaining actual knowledge of such cessation, transfer the Collection Account to an account maintained with an Eligible Financial Institution selected by the Issuer (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Lender). The Collection Account shall relate solely to the transactions contemplated in this Indenture, and funds in such account shall not be commingled with any other monies. All payments to be made from time to time by the Lender to the Noteholders out of funds in the Collection Account pursuant to this Indenture shall be made by the Lender as paying agent of the Issuer. Funds on deposit in the Collection Account shall be invested in Eligible Investments at the written direction of the

Issuer. The maximum permissible maturity or, if applicable, the latest redemption date of any Eligible Investments made with amounts on deposit in the Collection Account for a particular Payment Date shall be not later than the Business Day preceding such Payment Date or a Redemption Date, as applicable. All monies deposited from time to time in the Collection Account pursuant to this Indenture shall be held by the Servicer as part of the related Collateral as herein provided. Monies in the Collection Account shall be subject to withdrawals pursuant to Section 13.1 of this Indenture.

            (c) Lockbox Account. The Issuer is hereby authorized to establish and the Lender shall maintain in the name of the Lender "as the Holder of Cakewalk Royalty-Backed Pay-Through Notes", from time to time, such sub-accounts, sub-ledger accounts and lockbox accounts (collectively, the "Lockbox Account") as part of, for the purposes of administering the payments to, the Collection Account, remitted by the obligated parties under the Collateral. All of the Lender's rights, powers, immunities, indemnities and protections afforded herein shall also be afforded to it with respect to its administration of the Lockbox Account. The Eligible Financial Institution at which the Lockbox Account is established shall be under standing instructions from the Lender to the effect that funds on deposit in the Lockbox Account shall be deposited into the Collection Account on the Business Day on which deposits to the Lockbox Account become collected funds.

            Section 12.3. Repurchase of Collateral

            (a) If at any time the Issuer, the Servicer or the Lender discovers
(i) that any of the representations and warranties of Cakewalk LLC in the Contribution Agreement was incorrect in any material and adverse respect at the time as of which such representations and warranties were made, or (ii) that any of the other circumstances set forth in the Contribution Agreement that require a repurchase of an item of Collateral contributed pursuant to such Contribution Agreement have occurred, then the party discovering such defect, omission, or occurrence shall promptly notify the other parties.

            (b) In the event there exists any circumstances or conditions causing any representation or warranty described in clause (i) of Subsection (a) of this Section 12.3 to be incorrect and the Servicer receives a written request by the Lender, then the Servicer shall request in writing that: Cakewalk LLC, pursuant to the Contribution Agreement eliminate or otherwise cure such circumstance or condition (provided that the Servicer incurs no liability for Cakewalk LLC's failure to cure such circumstance or condition). If Cakewalk LLC fails or is unable to cure such circumstance or condition in accordance with the Contribution Agreement, then the Servicer shall require Cakewalk LLC to effect a repurchase pursuant to and in accordance with the terms and conditions of the Contribution Agreement of any item of

Collateral as to which such representation or warranty is incorrect. Upon such repurchase the Lender shall release the item of the Collateral from the lien of this Indenture pursuant to Section 12.6. The proceeds of a repurchase shall be deposited in the Collection Account by the Lender upon receipt.

            (c) If Cakewalk LLC shall be obligated or entitled to repurchase any item of Collateral as the result of the occurrence of other circumstances specified in the Contribution Agreement, Cakewalk LLC shall repurchase such item of the Collateral at a purchase price calculated in accordance with Section 10 of the Contribution Agreement. The Servicer shall deposit such amount in the Collection Account upon receipt, and upon such deposit, the Issuer shall be deemed to have complied with all requirements imposed upon it by this Section
12.3 with respect to the repurchased item of Collateral.

            Section 12.4. Collateral

            (a) The Lender may, and when required by the provisions of Articles V and XII of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Lender's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Lender as provided in this Article XII shall be bound to ascertain the Lender's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            (b) At the written request and expense of the Issuer and upon being supplied by the Servicer with appropriate forms therefor, the Lender shall, at such time as there are no Notes Outstanding and all amounts due under this Indenture have been paid and the lien of the Indenture has been discharged in accordance with Section 5.1 hereof, release the Collateral from the lien of this Indenture and promptly deliver all Collateral held by it to the Issuer.

            Section 12.5. Opinion of Counsel

            In order to properly advise the Lender of any appropriate action required to be taken by the Lender, the Servicer shall be entitled to receive at least ten days' notice of any action to be taken pursuant to Section 12.4 (a), accompanied by copies of any instruments involved, and the Servicer and the Lender shall also be entitled to receive, upon request, an Opinion of Counsel, in form and substance satisfactory to the Servicer and the Lender, outlining the steps required to complete such action and stating that such action is permitted hereunder. The Servicer and the Lender shall be entitled to rely conclusively on any such Opinion of Counsel as to the opinions expressed therein.

                                  ARTICLE XIII.
                              APPLICATION OF MONIES

            Section 13.1. Disbursements of Monies out of Collection Account

            (a) On each Payment Date, the Lender, acting as paying agent and in conformity with the information provided in the Servicer's Report, shall withdraw from the Collection Account and first, deposit the RYKO Reserve Payment, if any, to the Reserve Fund until the earlier to occur of (i) the Minimum Reserve Fund Requirement is met, and (ii) RYKO Reserve Payments aggregating $247,500 shall have been so deposited to the Reserve Fund, and second, pay the amounts as provided in paragraph (b) below.

            (b) On each Payment Date, the Lender, acting as paying agent and in conformity with the information provided in the Servicer's Report, shall withdraw from the Collection Account, and pay the following amounts in the following order of priority in each case to the extent of the Available Funds in the Collection Account on such Payment Date:

            (i) to the Servicer, the amounts, if any, set forth in Section 2.06 and Section 2.07 of the Servicing Agreement;

            (ii) to the Manager, so long as the Manager is not an Affiliate of the Issuer, the Management Fee;

            (iii) to the Noteholders, interest accrued on the Notes for the related Interest Period plus any accrued interest thereon remaining unpaid from any previous Interest Period, and interest on such overdue interest to the date such payment is made, at the Note Interest Rate, but only to the extent that payment of such interest on interest shall be legally enforceable;

            (iv) commencing July 15, 2000 and continuing on each Payment Date thereafter, to the Noteholders, the aggregate Note Principal Payment for the related Due Period (applied to reduce the Note Principal Balance of the Notes;

            (v) commencing July 15, 1999 and continuing on each Payment Date to and including June 15, 2000 (but not thereafter), to the Issuer the Expense Payment;

            (vi) commencing July 15, 1999 and continuing on each Payment Date to and including June 15, 2000 (but not thereafter), to the Manager, so long as the Manager is an Affiliate of the Issuer, the Management Fee;

            (vii) to the Reserve Fund the difference, if any, between the amount on deposit in the Reserve Fund and the Minimum Reserve Fund Requirement;

            (viii) commencing on July 15, 2000 and continuing on each Payment Date thereafter, to the Manager, so long as the Manager is an Affiliate of the Issuer, the Management Fee; and

            (ix) the balance, if any, to the Issuer or such party as the Issuer may direct.

            (c) The foregoing provisions of this Section 13.1 notwithstanding, any monies deposited in the Collection Account for purposes of redeeming Notes pursuant to Article X shall, subject to Section 11.3, remain in the Collection Account until paid for the purpose of such redemption.

            Section 13.2. Disbursement of Monies out of Reserve Fund

            (a) In the event that on any Payment Date Available Funds in the Collection Account are not sufficient to make the payments specified in clauses
(iii) and (iv) of Section 13.1(b), the Lender, as Paying Agent, shall, on such Payment Date, withdraw from the Reserve Fund to the extent funds are available therein and on behalf of the Issuer shall apply the amounts to such payments due on Notes on such Payment Date.

            (b) At such time as no Notes remain Outstanding and the lien of this Indenture has been discharged in accordance with Section 5.1 hereof, the Lender shall upon an Issuer Order, withdraw from the Reserve Fund any excess funds remaining after payment of all other amounts required under this Indenture, and remit any such excess to or at the direction of the Issuer. Upon the occurrence of an Event of Default, amounts on deposit in the Reserve Fund shall be transferred to the Collection Account and disbursed as provided in Section 13.1. Notwithstanding any provision to the contrary herein, upon the occurrence of an Event of Default and at the Maturity Date, by Act of the Noteholders, the amount on deposit in the Reserve Fund shall be applied in reduction of the Note Principal Balance.

            Section 13.3. Eligible Investments

            Upon an Issuer Order, the Lender shall invest the funds in the Collection Account, the Lockbox Account and the Reserve Fund in Eligible Investments. In the event, at the close of each Business Day, the Lender has not received an Issuer Order, or is not in possession of a standing Issuer Order, the Lender shall invest such funds in the type of Eligible Investment specified in Clause (v) of the definition of Eligible Investments set forth in the Standard Definitions annexed hereto as Appendix A. No Eligible Investment shall mature later than the Business Day preceding the next following Payment Date.

            Any income or other gain from such Eligible Investments in the Collection Account or the Reserve Fund shall be credited to such account. The Lender shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this
Section 13.3.

            The Lender shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction.

            Section 13.4. Improper Payments

            The Lender, by acceptance of its Note, agrees with the Issuer that in the event that notwithstanding the provisions of this Indenture, it receives any payment or distribution in respect of its Note contrary to the provisions of this Indenture, such payment or distribution shall be received and held in trust for the benefit of, and shall upon demand of the Issuer or the Servicer be forthwith paid over and delivered to, the Persons then entitled thereto in accordance with this Indenture.

            Section 13.5. Third Party Beneficiaries

            (a) The parties hereto acknowledge that (i) the Lender intends to pledge and assign its rights hereunder and under the other Transaction Documents to the Warehouse Trustee under the Warehouse Indenture and (ii) the Lender may assign such rights to an entity which may in turn assign and pledge its rights to the Term Trustee under the Term Indenture. The Servicer and the Issuer hereby irrevocably agree to the assignments and pledges described above. In addition to and without limitation of anything else in this Indenture, if and for so long as the Indenture and the Note are pledged as collateral under the Warehouse Indenture or the Term Indenture:

            (i) the Issuer and the Servicer shall deliver or cause to be delivered to the Warehouse Trustee or the Term Trustee, at an address specified in a notice from the Lender advising the Issuer of the assignment of the Note, contemporaneously with the delivery of the same to the Issuer or the Servicer, as applicable, a copy of each notice, report and certificate required to be delivered by such party to the Servicer hereunder;

            (ii) the Issuer and the Servicer agree that each of its respective representations, warranties and covenants in each Transaction Document to which it is a party are made to and for the benefit of the Warehouse Trustee or the Term Trustee, as applicable, and the related holders of notes issued under a Warehouse Indenture or Term Indenture which parties shall be third party beneficiaries of this Indenture; and

            (iii) all rights and powers of the Lender hereunder may be exercised and enforced by the Warehouse Trustee or the Term Trustee for the benefit of the related holders of Notes issued under a Warehouse Indenture or Term Indenture, as case may be.

            (b) The parties hereto agree to take any such action as is reasonably necessary and without significant expense to the Issuer to conform the provisions of this Indenture to future requirements of any Rating Agency rating (or issuing letters with respect to) the Warehouse Notes or the Term Notes, including, if necessary and reasonably acceptable to the parties hereto, amending and/or restating this Indenture at a future date to include such other provisions as the parties shall agree to change which may be necessary or appropriate in connection with a securitization transaction, including, without limitation providing such notices and reports as the Rating Agency may require pursuant to such indentures; provided, however, that the Issuer shall have no liability or obligation to assure that the Warehouse Notes or the Term Notes receive a credit rating of any kind and, accordingly, whether or not such a rating is obtained or unavailable, the rights and obligations of the Issuer under this Indenture shall be unchanged as a result thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the Issuer, the Lender and the Servicer have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                        CAKEWALK BRE LLC, as Issuer

                        By: /s/ Robert Miller
                            --------------------------------------------
                            Name:  Robert Miller
                            Title: Chief Executive Officer and President


                        ENTERTAINMENT FINANCE INTERNATIONAL, LLC,
                              as Lender

                        By:   BJT HOLDING, INC., its Managing Member


                        By: /s/ Thomas Cyrano
                            --------------------------------------------
                            Name:  Thomas Cyrano
                            Title: Vice President


                        RZO CORPORATE ADMINISTRATION, INC., as

                        By: /s/ Thomas Cyrano
                            --------------------------------------------
                            Name:  Thomas Cyrano
                            Title: Vice President

                                    EXHIBIT A
                           FORM OF ASSIGNMENT OF NOTE

                               ASSIGNMENT OF NOTE

            For value received the undersigned hereby sells, assigns and transfers unto [___] whose social security or other tax identifying number is [__________] a note as hereinafter described and hereby irrevocably constitutes and appoints [__________], attorney, to transfer the same on the Note Register of the Lender with full power of substitution in the premises.

Description of Note:

             10.09% Royalty-Backed Note, No. [__] with an Initial Note Principal Balance of $5,500,000 issued under that certain Indenture dated as of June 29, 1999 among CAKEWALK BRE LLC (the "Issuer"), Entertainment Finance International, LLC, as lender (the "Lender") and RZO Corporate Administration, Inc., as servicer (the "Servicer")

                                    [SELLER/ASSIGNOR]


                                    By: _______________________________
                                        Name:
                                        Title:

Dated: ________________

NOTE: The signature to this assignment must correspond with the name as written on the face of the Note herein described in every particular, without alterations or enlargement or any change whatsoever.

Signature Guaranteed:

NOTE: Signature(s) must be guaranteed by a participant in a signature medallion program.

                                    EXHIBIT B

                            FORM OF INVESTMENT LETTER

                                                                       [date]
CAKEWALK BRE LLC

______________________________

______________________________
             and

RZO Corporate Administration, Inc.

Ladies and Gentlemen:

            In connection with the purchase by _____________________ (the "Purchaser") from ______________________ of $ _______ of Royalty-Backed Notes (the "Notes"), issued by CAKEWALK BRE LLC (the "Issuer"), pursuant to an indenture (the "Indenture"), dated as of June 29, 1999, by and among the Issuer, RZO Corporate Administration, Inc., as servicer (the "Servicer") and Entertainment Finance International, LLC, as lender (the "Lender"), we hereby represent and warrant to, and covenant with, you that:

1. The Purchaser understands that the Notes have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state, and therefore cannot be resold unless they are registered or qualified thereunder or unless an exemption from registration or qualification is available.

2. The Purchaser is acquiring the Notes for its own account or for resale to "qualified institutional buyers" in transactions in accordance with Rule 144A promulgated under the 1933 Act and not with a view to distribution of the Notes in violation of the 1933 Act or for any other purpose.

3. The Purchaser is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Notes.

4. The Purchaser will not sell or otherwise transfer any Note, except in compliance with the provisions of Section 3.05 of the Indenture.

5. The Purchaser understands that the Indenture has not been qualified under the Trust Indenture Act of 1939, as amended, and that the Issuer has not been registered under the Investment Issuer Act of 1940, as amended.

6. The Purchaser agrees that in the event that at some future time it wishes to dispose of or exchange its Note or Notes, it will not transfer or exchange its Note or Notes unless (i) such Note or Notes are sold in a transaction that does not require registration under the 1933 Act or registration by the Company under any applicable State securities laws, and (ii) the Purchaser obtains from any subsequent purchaser written representations to the same effect as those contained in the foregoing paragraphs and this paragraph and delivers a copy of the same to the Servicer.

7. The Purchaser understands that the Notes bear a legend to substantially the following effect:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS AND THE COMPANY HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THE SECURITIES ACT (INCLUDING TRANSFER MADE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT) AND APPLICABLE STATE SECURITIES LAWS.

8. Unless the Purchaser has delivered to you an opinion of counsel of the type described in paragraph 9 below, the Purchaser represents that, with respect to the source of funds to be used by the Purchaser to purchase the Notes (the "Source") either:

            (a) The Purchaser is an insurance company and either (i) the Source is the general account of the Purchaser; or (ii) the Source is a separate account within the meaning of Section 3 (17) of ERISA, which account is both a "pooled separate account" within the meaning of Prohibited Transaction Class Exemption 90-1 ("PTE 90-1") and an "investment fund" within the meaning of Part V of Prohibited Transaction Class Exemption 84-14 ("PTE 84-14"); provided, with respect to an investment from a source of funds pursuant to (ii) above: (A) all requirements for exemption under PTE 90-1 are met with respect to the use of the separate account's funds to purchase the Notes; (B) it meets the definition of a "Qualified Professional Asset Manager" within the meaning of Part V(a) of PTE 84-14; (C) it has negotiated the terms, and made the decision, on behalf of the separate account to enter into the purchase of the Notes, which was not a part of an arrangement designed to benefit a party in interest; and (D) to the best of its knowledge after reasonable investigation and on the basis of the disclosure provided by the Issuer to date, all conditions for application of PTE 84-14 are met with respect to those plans holding interests of ten percent or greater in the separate account; or

            (b) The Purchaser is an entity other than an insurance company and either (i) the Source is not an "employee benefit plan" (within the meaning of Section 3 (3) of ERISA), a "plan" (within the meaning of Section 4975 (e) (l) of the Code) or an entity whose underlying assets include plan assets by reason of the investment in the entity by such an "employee benefit plan" or "plan" and the application of the DOL's "plan assets" regulation, 29 C.F.R. Section 2510.3-101 (Nov. 13, 1986); (ii) the Source is a "governmental plan" (within the meaning of Section 3 (32) of ERISA); or (iii) the Source is a "collective investment fund maintained by a bank" (within the meaning of PTCE 91-38) and the assets of no single employee benefit plan (treating as a single plan all employee benefit plans maintained by the same employer or employee organization) invested in such bank collective investment fund exceeds 10% of the total assets in that fund.

9. If the Purchaser cannot make the representation set forth in Paragraph 8 above, the Purchaser has delivered to you an opinion of its counsel (who may be a member of its in-house legal staff) addressed to the Issuer, the Servicer and the Lender, to the effect that the purchase and holding of Notes by the Purchaser will not (a) result in a non-exempt prohibited transaction under, or otherwise violate, ERISA or the Code, (b) cause the Servicer to be deemed a fiduciary of an "employee benefit plan" (within the meaning of Section 3 (3) of ERISA) or (c) result in the imposition of an excise tax under the Code on the Servicer.

10. If the Purchaser sells any of the Notes, the Purchaser will either (a) obtain from any subsequent purchaser one of the alternative representations contained in the foregoing paragraph 8 or (b) provide you with an opinion of counsel of the type described in paragraph 9 above. The Purchaser understands that under current law it may not be possible to render such an opinion.

11. The Purchaser is not a partnership, grantor trust or S corporation of which
(i) substantially all of the value of the interest of a person owning an interest in such entity is attributable to the entity's (direct or indirect) interest in the Note, and (ii) a principal purpose of the use of the tiered arrangement is to permit the Issuer to satisfy the 100-person limitation in paragraph (h) (1) (ii) of Section 1.7704-1 of the Treasury Regulations.

                                          Very truly yours,

                                          [PURCHASER]


                                          By: __________________________
                                               Name:
                                               Title:

                                    EXHIBIT C

                     Form of Rule 144A Representation Letter

[date]
CAKEWALK BRE LLC

______________________________

______________________________
             and

RZO Corporate Administration, Inc.

Ladies and Gentlemen:

            In connection with the purchase by _____________________ (the "Purchaser") from _________________________________________ of $ __________ of
Royalty-Backed Notes, (the "Notes"), issued by CAKEWALK BRE LLC (the "Issuer") pursuant to an indenture, dated as of June 29, 1999, by and among the Issuer, RZO Corporate Administration, Inc., as servicer (the "Servicer") and Entertainment Finance International, LLC, as lender (the "Lender") (the "Indenture"), we hereby represent and warrant to, and covenant with, you that:

1. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the purchase of the Notes. The Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act")

2. The Purchaser understands that the Notes have not been registered or qualified under the 1933 Act, or the securities laws of any state, and therefore cannot be resold unless they are registered or qualified thereunder or unless an exemption from registration or qualification is available.

3. The Purchaser's intention is to acquire the Notes (a) for investment for the Purchaser's own account, or (b) for resale to "qualified institutional buyers" in transactions under Rule 144A promulgated under the 1933 Act ("Rule 144A") and not in any event with the view to, or for resale in connection with, any distribution thereof. It understands that the Notes have not been registered under the 1933 Act, by reason of a specified exemption from the registration provisions of the 1933 Act which depends upon, among other things, the bona fide nature of the Purchaser's investment intent (or intent to resell only in Rule 144A transactions) as expressed herein.

4. The Purchaser will not sell or otherwise transfer any Note, except in compliance with the provisions of Section 3.05 of the Indenture.

5. The Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A.

6. The Purchaser understands that the Seller may rely on the exemption from the provisions of Section 5 of the 1933 Act provided by Rule 144A in connection with the resale.

7. The Purchaser acknowledges either (a) that it has not requested from any person the information required to be received by the Purchaser, upon request, pursuant to Rule l44A (d) (4) (i) (the "Required Information"), or (b) that it has requested and received the Required Information from the Seller or the Servicer.

8. Unless the Purchaser has delivered to you an opinion of counsel of the type described in paragraph 9 below, the Purchaser represents that, with respect to the source of funds to be used by the Purchaser to purchase the Notes (the "Source") either:

            (a) The Purchaser is an insurance company and either (i) the Source is the general account of the Purchaser; or (ii) the Source is a separate account within the meaning of Section 3(17) of ERISA, which account is both a "pooled separate account" within the meaning of Prohibited Transaction Class Exemption 90-1 ("PTE 90-1") and an "investment fund" within the meaning of Part V of Prohibited Transaction Class Exemption 84-14 ("PTE 84-14"); provided, with respect to an investment from a source of funds pursuant to (ii) above: (A) all requirements for exemption under PTE 90-1 are met with respect to the use of the separate account's funds to purchase the Notes; (B) it meets the definition of a "Qualified Professional Asset Manager" within the meaning of Part V(a) of PTE 84-14; (C) it has negotiated the terms, and made the decision, on behalf of the separate account to enter into the purchase of the Notes, which was not a part of an arrangement designed to benefit a party in interest; and (D) to the best of its knowledge after reasonable investigation and on the basis of the disclosure provided by the Issuer to date, all conditions for application of PTE 84-14 are met with respect to those plans holding interests of ten percent or greater in the separate account; or

            (b) The Purchaser is an entity other than an insurance company and either (i) the Source is not an "employee benefit plan" (within the meaning of Section 3(3) of ERISA), a "plan" (within the meaning of Section 4975 (e) (l) of the Code) or an entity whose underlying assets include plan assets by reason of the investment in the entity by such an "employee benefit plan" or "plan" and the application of the DOL's "plan assets" regulation, 29 C.F.R. Section 2510.3-101 (Nov. 13, 1986); (ii) the Source is a "governmental plan" (within the meaning of Section 3(32) of ERISA); or (iii) the Source is a "collective investment fund maintained by a bank" (within the meaning of PTCE 91-38) and the assets of no single employee benefit plan (treating as a single plan all employee benefit plans maintained by the same employer or employee organization) invested in such bank collective investment fund exceeds 10% of the total assets in that fund.

9. If the Purchaser cannot make the representation set forth in Paragraph 8 above, the Purchaser has delivered to you an opinion of its counsel (who may be a member of its in-house legal staff) addressed to the Issuer, the Servicer and the Lender, to the effect that the purchase and holding of Notes by the Purchaser will not (a) result in a non-exempt prohibited transaction under, or otherwise violate, ERISA or the Code, (b) cause the Servicer to be deemed a fiduciary of an "employee benefit plan" (within the meaning of Section 3(3) of ERISA) or (c) result in the imposition of an excise tax under the Code on the Servicer.

10. If the Purchaser sells any of the Notes, the Purchaser will either (a) obtain from any subsequent purchaser one of the alternative representations contained in the foregoing paragraph 8 or (b) provide you with an opinion of counsel of the type described in paragraph 9 above. The Purchaser understands that under current law it may not be possible to render such an opinion.

11. The Purchaser is not a partnership, grantor trust or S corporation of which
(i) substantially all of the value of the interest of a person owning an interest in such entity is attributable to the entity's (direct or indirect) interest in the Note, and (ii) a principal purpose of the use of the tiered arrangement is to permit the Issuer to satisfy the 100-person limitation in paragraph (h) (1) (ii) of Section 1.7704-1 of the Treasury Regulations.


                                          Very truly yours,

                                          [PURCHASER]


                                          By: _______________________
                                              Name:
                                              Title:

                                    EXHIBIT D

                               SUBSTITUTE FORM W-9

          Request for Taxpayer Identification Number and Certification

                           PAYOR'S NAME: ____________

--------------------------------------------------------------------------------

PAYEE INFORMATION
(Please print or type)

Individual or business name (if joint account, list first and circle the name of person or entity whose number you furnish in Part 1 below).

--------------------------------------------------------------------------------
Check appropriate box:
|_| Individual/Sole proprietor |_| Corporation |_| Partnership |_| Other
--------------------------------------------------------------------------------

Address (number, street, and apt. or suite no.): ______________________________
--------------------------------------------------------------------------------
City, state, and ZIP code: ____________________________________________________
--------------------------------------------------------------------------------

PART I Taxpayer                                                 PART II Payecs Exempt
Identification Number ("TIN") Enter your TIN below. For         from Backup Withholding
individuals, this is your social security number. For other     Check box (See page 2 of the
entities, it is your employer identification number. Refer      Guidelines for further clarification.
to the chart on page 1 of the Guidelines for Certification      Even if you are exempt from backup
of Taxpayer Identification Number on Substitute Form W-9        withholding, you should still complete
(the "Guidelines") for fUrther clarification. If you do not     and sign the certification below):
have a TIN, see instructions on how to obtain a TIN on page
2 of the Guidelines, check the appropriate box below                    |_| EXEMPT
indicating that you have applied for a TIN and, in addition
to the art III Certification, sign the attached
Certification of Awaiting Taxpayer Identification Number.

Social security number.

|_| |_| |_| - |_| |_| - |_| |_| |_| |_|

                                                          |_| Applied For
Employer identification number:

|_| |_| |_| - |_| |_| - |_| |_| |_| |_|

--------------------------------------------------------------------------------
PART III Certification

Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the "IRS') that you are currently subject to backup withholding because of underreporting interest or dividends on your tax retum (See page 2 of the Guidelines for fUrther clarification).

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that lam subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Signature_________________________                Date__________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CIIECKED TIlE BOX

                 "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service center or Social Security Administration Office, or
(b) I intend to mail or deliver an application in the near future. I understand that I must provide a TIN to the payor within 60 days of submitting this Substitute Form W-9 and that if I do not provide a TIN to the payor within 60 days, the payor is required to withhold 31% of all reportable payments thereafter to me until I furnish the payor with a TIN.

                                        _____________________________________
                                        Signature

                                        _____________________________________
                                        Date

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. - Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------
                                                 Give the SOCIAL
For this type account:                           SECURITY Number of-

1.     An individual's account                   The individual
2.     Two or more individuals                   The actual owner of the
       (joint account)                           account or, if combined
                                                 funds, any one of the
                                                 individuals(1)

3.     Husband and wife (joint                   The actual owner of the
       account)                                  account or, if joint funds,
                                                 either person'

4.     Custodian account of a                    The minor(2)
       minor (Uniform Gift to
       Minors Act)

5.     Adult and Minor (joint                    The adult or, if the minor is
       account)                                  the only contributor, the
                                                 minor(1)

6.     Account in the name of                    The ward, minor, or
       guardian or committee for a               incompetent person(3)
       designated ward, minor, or
       incompetent person

7.     a. The usual revocable                    The grantor-trustee(1)
       savings trust account
       (grantor is also trustee)

       b. So-called trust account                The actual owner(1)
       that is not a legal or valid
       trust under State law

                                                 Give the EMPLOYER
                                                 IDENTIFICATION
 For this type of account:                       Number of-

 8.   Sole proprietorship account                The Owner(4)
 9.   A valid trust, estate, or pension          Legal entity (Do not furnish
      fund                                       the identifying number of the
                                                 personal representative or
                                                 trustee unless the legal entity
                                                 itself is not designated in the
                                                 account title(5)

 10.   Corporate account                         The corporation



 11. Religious, charitable, or                   The organization
     educational organization account


 12. Partnership account held in the             The partnership
     name of the business


 13. Association, club, or other tax-            The organization
     exempt organization



 14. A broker or registered nominee              The broker or nominee


 15.   Account with the Department of            The public entity
       Agriculture in the name of a
       public entity (such as a State or
       local government, school
       district, or prison) that receives
       agricultural program payments

--------------------------------------------------------------------------------
(1)   List first and circle the name of the person whose number you furnish.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)   Show the name of the owner.

(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number ("TM") or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

-     A corporation.

-     A financial institution,

- An organization exempt from tax under section 501(a) or an individual retirement plan.

-     The United States or any agency or instrumentality thereof

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof.

-     An international organization or any agency or instrumentality thereof

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

-     A real estate investment trust.

-     A common trust fund operated by a bank under section 584(a).

-     An exempt charitable remainder trust or a non-exempt trust described in section 4947(a)(l).

- An entity registered at all times under the Investment Company Act of 1940.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the Treasury regulations under sections 6041, 604 lA(a), 6045, 6050A. (All "section" references herein are to the Internal Revenue Code of 1986)

Privacy Act Notice. Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN.- If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

   - A foreign central bank of issue.

Exempt payees described above nevertheless should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER FURNISH YOUR TIN, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.